Exhibit 10.2

iBio, Inc.

STOCK OPTION AGREEMENT UNDER

iBio, Inc. 2018 Omnibus Equity Incentive Plan

For Employees

Unless otherwise defined herein, the terms defined in the iBio, Inc. 2018 Omnibus Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement (the “Option Agreement”).

I.	NOTICE OF STOCK OPTION GRANT

Name:

Address:

The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Type of Option:	Incentive Stock Option

Nonstatutory Stock Option

Expiration Date:  As provided in Section 3 of the Option Agreement.

Vesting Schedule:  The Options will vest [according to Plan and Board discretion].

Exercise Schedule:  To the extent vested, this Option shall be exercisable during its term as provided in Section 2 and 3 of the Option Agreement.

II.	AGREEMENT

1.                  Grant of Option.

The Plan Administrator of the Company hereby grants to the person named in the Notice of Stock Option Grant (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Stock Option Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d) or otherwise fails to qualify as an ISO, this Option shall be treated as a Non-Qualified Stock Option (“NSO”).

2.                  Exercise of Option.

(a)               Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement. [ additional exercise conditions at discretion of Board].

(b)               Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form satisfactory to the Company (an example of which is attached as Exhibit A) (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

The Option shall be deemed exercised when the Company receives (i) written or electronic notice of exercise (in accordance with this Option Agreement) from the Optionee (or other person entitled to exercise the Option), (ii) full payment for the Shares with respect to which the Option is exercised, and (iii) any other documents or agreements required by this Option Agreement or the Exercise Notice. Full payment may consist of any consideration and method of payment permitted by this Option Agreement. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse (to the extent permitted by law). Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued.

Exercise of this Option in any manner shall result in a decrease in the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

3.                  Term

Optionee may not exercise the Option before the commencement of its term or after its term expires. During the term of the Option, Optionee may only exercise the Option to the extent vested. The term of the Option commences on the Date of Grant and expires upon the earliest of the following:

(a)               With respect to the unvested portion of the Option, upon termination of your continuous Service;

(b)               With respect to the vested portion of the Option, immediately upon the termination of your continuous Service for Cause;

(c)               With respect to the vested portion of the Option, the day before the [___th] anniversary of the Date of Grant but not less than twelve (12) months after the termination of your continuous Service due to your Disability or death; or

(d)               Immediately prior to the close of a Change in Control, pursuant to Section 14.3 of the Plan.

4.                  Method of Payment

Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a)               cash or check; or

(b)               consideration received by the Company in the form of: the surrender of Company stock pursuant to Section 10.2 of the Plan; a cashless exercise pursuant to Section 10.3 of the Plan; or a net exercise (by using the value of a portion of the Option to purchase the remaining shares of the Option) pursuant to Section 10.5 of the Plan.

5.                  Optionee’s Representations

In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in a form satisfactory to the Company.

6.                  Lock-Up Period

Optionee hereby agrees that Optionee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act.

Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Optionee shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period. Optionee agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section.

7.                  Restrictions on Exercise

This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable law.

8.                  Non-Transferability of Option

If this Option is not an ISO, it may be transferred to a Family Member pursuant to Section 8.2 of the Plan. If this Option is designated as an ISO, it may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

9.                  Tax Obligations

(a)               Withholding Taxes. Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(b)               Share Withholding. Unless otherwise instructed by the Optionee in writing, the Company, in compliance with any applicable legal conditions or restrictions, may withhold from fully vested Shares purchased through the exercise of the Option, otherwise deliverable to Optionee through the exercise of the Option, a whole number of Shares having a Fair Market Value, as determined by the Company as of the date of exercise, not in excess of the amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid adverse financial accounting treatment). To the extent that the withholding of the Shares is less than the tax withholding amount, the Optionee agrees to pay the remainder of the tax withholding in cash or check or to have such amount withheld by the Company from the Optionee’s compensation through payroll and any other amounts payable to Optionee.

(c)               Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

10.              Entire Agreement; Governing Law

The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of Delaware.

11.              No Guarantee of Continued Service

Subject to the last sentence of Section 2(a), Optionee acknowledges and agrees that the vesting of shares pursuant to the vesting schedule hereof is earned only by Continuing Service at the will of the Company (not through the act of being hired, being granted this Option or acquiring shares hereunder). Optionee further acknowledges and agrees that this Agreement, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of Continued Service for the vesting period, for any period, or at all, and shall not interfere in any way with Optionee’s right or the company’s right to terminate Optionee’s relationship as a service provider at any time, with or without cause.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Plan Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Optionee	iBio, Inc.

Signature	By

Print Name	Title

Residence Address

EXHIBIT A

iBio, Inc.

STOCK OPTION AGREEMENT UNDER

iBio, Inc. 2018 Omnibus Equity Incentive Plan

EXERCISE NOTICE

iBio, Inc.
600 Madison Avenue, Suite 1601

New York, NY 10022-1737

esop@ibioinc.com

Attention: Chief Financial Officer

1.                  Exercise of Option

Effective as of today, _____________, _____, the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase _________ shares of the Common Stock (the “Shares”) of iBio, Inc. (the “Company”) under and pursuant to the iBio, Inc. 2018 Omnibus Equity Incentive Plan (the “Plan”) and the Stock Option Agreement dated ________________ (the “Option Agreement”).

2.                  Delivery of Payment

Optionee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3.                  Representations of Optionee

Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.                  Rights as Stockholder

Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance.

EXERCISE NOTICE - 1

5.                  Tax Consultation

Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

6.                  Restrictive Legends and Stop-Transfer Orders.

(a)               Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, if applicable, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF AN UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b)               Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)               Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

7.                  Successors and Assigns

The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

8.                  Interpretation

Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Plan Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Plan Administrator shall be final and binding on all parties.

EXERCISE NOTICE - 2

9.                  Governing Law; Severability

This Exercise Notice is governed by the internal substantive laws but not the choice of law rules, of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Option Agreement will continue in full force and effect.

10.               Entire Agreement

The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Optionee	iBio, Inc.

Signature	By

Print Name	Title

Residence Address

SIGNATURE PAGE OF STOCK OPTION EXERCISE NOTICE

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